UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2014

Creative Realities, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Broadway, 9th Floor, New York NY 10006

(Address of principal executive offices)

(212) 324-6660

(Registrant's telephone number, including area code)

Wireless Ronin Technologies, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 22, 2014, Creative Realities, Inc. (f/k/a Wireless Ronin Technologies, Inc.), filed a Form 8-K (the “Initial Report”) reporting the August 20, 2014 completion of its acquisition of Creative Realities, LLC, pursuant to the Agreement and Plan of Merger dated as of June 26, 2014, as amended on August 20, 2014, by and among Creative Realities, Inc., Creative Realities, LLC and WRT Acquisition, LLC, a wholly owned subsidiary of Creative Realities, Inc. Creative Realities, Inc. is filing this amendment to the Initial Report to (i) file the interim financial statements of Creative Realities, LLC required by Item 9.01(a) of Form 8-K, and (ii) file the unaudited pro forma financial information required by Item 9.01(b) of Form 8-K. No other amendments to the Initial Report are being effected hereby.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The unaudited condensed consolidated balance sheet of Creative Realities, LLC as of June 30, 2014, and the unaudited condensed consolidated statements of operations and cash flows for the periods ended June 30, 2014 and 2013, and the notes related thereto are filed as Exhibit 99.1 hereto, and are incorporated herein by this reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information of Creative Realities, Inc. as of June 30, 2014 and for the periods ended December 31, 2013 and June 30, 2013, is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
99.1	Unaudited condensed consolidated balance sheet of Creative Realities, LLC as of June 30, 2014, and the unaudited condensed consolidated statements of operations and cash flows for the periods ended June 30, 2014 and 2013, and the notes related thereto (filed herewith).

99.2	Unaudited pro forma financial information of Creative Realities, Inc. as of June 30, 2014 and for the periods ended December 31, 2013 and June 30, 2013 (filed herewith).

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATIVE REALITIES, INC.:
(Registrant)

By:	/s/ John Walpuck
John Walpuck
Chief Financial Officer

Dated: November 5, 2014

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited condensed consolidated balance sheet of Creative Realities, LLC as of June 30, 2014, and the unaudited condensed consolidated statements of operations and cash flows for the periods ended June 30, 2014 and 2013, and the notes related thereto (filed herewith).

99.2	Unaudited pro forma financial information of Creative Realities, Inc. as of June 30, 2014 and for the periods ended December 31, 2013 and June 30, 2013 (filed herewith).

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